UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 24, 2020
Date of Report (Date of earliest event reported)
Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	TFC.PF	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	TFC.PG	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	TFC.PH	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2020, the Compensation and Human Capital Committee (the “Committee”) of the Board of Directors of Truist Financial Corporation (the “Company”) adopted a revised annual incentive program and a revised long-term incentive program under the Company’s 2012 Incentive Plan, as amended, to provide for annual and long-term incentive opportunities, respectively, for certain of the Company’s executive officers. These programs are intended to align the interests of the Company’s executive officers with both the short-term and long-term interests of our shareholders by using metrics that we believe are key drivers of sustained and longer-term shareholder value.

Under the annual incentive program, each of the Company’s executive officers selected by the Committee to participate in the annual incentive program for a particular fiscal year will be eligible to receive an award if the Company achieves a specified level of financial performance based on Earnings Per Share and Return on Average Assets, and qualitative performance based on a qualitative assessment of strategic priorities of the Company for that year.

Under the long-term incentive program, each of the Company’s executive officers selected by the Committee to participate in the long-term incentive program for a particular fiscal year will be eligible to receive a combination of performance share units with a three-year performance period (“PSUs”), performance-based awards with a three-year performance period (“LTIP”) and restricted stock units (“RSUs”). The long-term incentive program provides for the following: (i) PSUs – 40%, (ii) LTIP – 25% and (iii) RSUs – 35%. Executives will be eligible to receive PSUs and LTIP if the Company achieves a specified level of performance based on Relative Return on Average Common Equity and Relative Return on Average Tangible Common Equity (“ROATCE”). If the Company does not meet a minimum threshold of ROATCE for the three-year performance period, no payments may be made on performance awards under the long-term incentive program. RSUs under the long-term incentive program vest pro rata over four years. All awards are subject to forfeiture if the Committee determines that the Company has negative aggregate operating income or there is a significant negative risk outcome during the vesting period.

Awards under the annual incentive program and long-term incentive program are subject to the Company’s clawback features and other terms and conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: February 27, 2020